SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.______)

Filed by the Registrant [ X ]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[   ] Preliminary Proxy Statement

[   ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[   ] Definitive Proxy Statement

[   ] Definitive Additional Materials

[ X ] Soliciting Material under Rule 14a-12

PNC Funds

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1.	Title of each class of securities to which transaction applies:
2.	Aggregate number of securities to which transaction applies:
3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
4.	Proposed maximum aggregate value of transaction:
5.	Total fee paid:

[ ] Fee paid previously with preliminary proxy materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

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4)	Date Filed:

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PNC FUNDS – PROXY VOTING TALKING POINTS

Do not distribute

September 23, 2019

PNC Funds Board of Trustees (the “Board”) recently approved the reorganization of PNC Funds into corresponding Federated Funds. Pending shareholder approval, as of the close of business on Friday, November 15, 2019, various PNC Funds will reorganize into Federated Funds (each a “Reorganization”) as noted below.

The Board recommends that the shareholder reads the Proxy material carefully and vote FOR the proposal.

Please review the frequently asked questions below for more details:

Why does the Board recommend voting in favor of the Reorganizations?

•	The Board recommends voting in favor of the proposal because it believes that each Reorganization is in the best interest of each PNC Fund.
•	The PNC Funds’ investment adviser, PNC Capital Advisors, LLC, has informed the Board that the Reorganizations are proposed for strategic and financial reasons.
•	The Reorganizations could provide the potential for greater efficiencies and investment opportunities over time, all of which may benefit the performance of each Federated Fund over time.
•	After the Reorganizations, each Fund will be part of a larger family of mutual funds managed by investment advisers that have extensive management resources and experience.

Who is the investment adviser to the Federated Funds?

Federated Investors, Inc. is one of the largest investment management organizations in the United States. Through its advisory subsidiaries, Federated advises 130 funds and manages approximately $502.2 billion in assets under management as of June 30, 2019. Federated has provided asset management services for institutional and individual investors since 1955.

How will the Reorganizations occur?

PNC Fund shareholders as of August 7, 2019, will receive an important Proxy Package that contains important information about the Reorganizations and proxy vote. PNC Funds will hold a special meeting of shareholders on November 5, 2019 to approve an Agreement and Plan of Reorganizations to which certain Federated Funds would acquire the PNC Funds. If the Reorganizations are completed as proposed, each shareholder of a PNC Fund will become a shareholder in the corresponding Federated Fund.

What is the anticipated timing for the Funds’ Reorganizations?

Pending shareholder approval, as of the close of business on Friday, November 15, 2019, various PNC Funds will reorganize into Federated Funds. The Reorganizations are anticipated to be tax-free reorganizations at the Fund-level. However, each PNC Fund will (or, in the case of PNC Emerging Markets Equity Fund, PNC International Equity Fund and PNC International Growth Fund, may, but is not required to) distribute any undistributed income and realized capital gains accumulated prior to the Reorganization to its shareholders. These distributions, if any, will be taxable to an individual investor.

How to vote?

There are several ways to cast votes:

•	Online: at www.proxyvote.com
•	Telephone: toll-free telephone number 1-800-690-6903 (for automated voting) or 855-486-7907 for call center or warm transfer (see below)
•	Mail: Shareholder can complete and return the enclosed ballot in the enclosed postage paid envelope they received in the mail; or
•	In person: Meeting to be held on November 5, 2019.

If a shareholder:

1.	Signs and returns the proxy card without indicating a preference, the vote will be cast “for” the proposal.
2.	Does not respond at all, PNC Funds may contact the shareholder by telephone or other means to request they cast a vote.

Whom to call if the shareholder has questions about this Prospectus/Proxy Statement?

•	Individuals can contact their Investment Professional or the proxy solicitor toll-free at 855-486-7907.
•	Broker Dealers can contact PNC’s Internal Wholesale Team at 888-276-2325 and answer “yes” when prompted to speak with an Internal Wholesaler or 877-332-2371 for Broker Dealer Support or the Proxy Solicitor toll-free at 855-486-7907.

Directions for warm transfer to Broadridge call center:

To warm transfer a shareholder to Broadridge call center in order to vote their proxy, please note the following:

•	The Broadridge Proxy Voting Call Center is open: M-F 9:30a-10p ET.
•	Please inform your shareholder that you will be transferring them to Broadridge where they will be speaking to a proxy specialist who will be verifying their name and address and that they are authorized to vote these shares.
•	Let your shareholder know that you are placing them on hold in order to transfer them to Broadridge.
•	Dial 855-486-7907 to reach the Broadridge Proxy Voting Call Center.
•	Please have the name and address (including zip code) of your shareholder ready to provide to the Broadridge proxy specialist who answers.

Directions for warm transfer to Broadridge call center (continued)

•	Explain to the answering specialist that you are calling regarding PNC Funds and that you will be transferring a shareholder in order for them to vote. Then provide the shareholder’s name and address to the specialist so that the agent is able to access the shareholder’s account details.
•	The Broadridge proxy specialist will then take over the call, confirm whom they are speaking with and answer any questions about the material and cast the vote on behalf of the shareholder.

If the shareholder owns shares of:	Shareholder will receive shares of:
PNC Emerging Markets Equity Fund* Class A Class I Class R6	Federated Emerging Markets Equity Fund Institutional Shares Institutional Shares Institutional Shares
PNC International Equity Fund Class A Class C Class I Class R6	Federated International Equity Fund Class A Class C Institutional Shares Class R6
PNC International Growth Fund* Class A Class I Class R6	Federated International Growth Fund Institutional Shares Institutional Shares Institutional Shares
PNC Multi-Factor Large Cap Value Fund Class A Class C Class I	Federated MDT Large Cap Value Fund Class A Class C Institutional Shares
PNC Balanced Allocation Fund Class A Class C Class I	Federated MDT Balanced Fund Class A Class C Institutional Shares
PNC Multi-Factor All Cap Fund Class A Class C Class I	Federated MDT All Cap Core Fund Class A Class C Institutional Shares

If the shareholder owns shares of:	Shareholder will receive shares of:
PNC Multi-Factor Large Cap Growth Fund Class A Class C Class I	Federated MDT Large Cap Growth Fund Class A Class C Institutional Shares
PNC Multi-Factor Small Cap Growth Fund Class A Class C Class I Class R6	Federated MDT Small Cap Growth Fund Class A Class C Institutional Shares Class R6
PNC Multi-Factor Small Cap Core Fund Class A Class C Class I Class R6	Federated MDT Small Cap Core Fund Class A Class C Institutional Shares Class R6
PNC Multi-Factor Small Cap Value Fund Class A Class C Class I	Federated MDT Small Cap Core Fund Class A Class C Institutional Shares
PNC Small Cap Fund Class A Class C Class I	Federated MDT Small Cap Core Fund Class A Class C Institutional Shares
PNC Intermediate Tax Exempt Bond Fund Class A Class C Class I	Federated Intermediate Municipal Trust Service Shares Service Shares Institutional Shares
PNC Tax Exempt Limited Maturity Bond Fund Class A Class I	Federated Short-Intermediate Duration Municipal Trust Service Shares Institutional Shares
PNC Government Money Market Fund Class A Advisor Class Class I	Federated Government Obligations Fund Service Shares Capital Shares Select Shares

If the shareholder owns shares of:	Shareholder will receive shares of:
PNC Treasury Money Market Fund Class A Class I	Federated U.S. Treasury Cash Reserves Service Shares Institutional Shares
PNC Treasury Plus Money Market Fund Institutional Shares Advisor Shares Service Shares	Federated Treasury Obligations Fund Institutional Shares Capital Shares Service Shares
PNC Total Return Advantage Fund Class A Class I	Federated Total Return Bond Fund Service Shares Institutional Shares
PNC Ultra Short Bond Fund Class A Class I	Federated Ultrashort Bond Fund Institutional Shares Institutional Shares

*Prior to the consummation of the Reorganization, all shares of Class A and Class R6 of the PNC Fund will be converted into Class I shares of the same PNC Fund. Class I shares of the PNC Fund will then be exchanged for Institutional Shares of the corresponding Federated Fund.

DRAFT – 9-26-19

FOR INTERNAL DISCUSSION PURPOSES

PRIVILEGED & CONFIDENTIAL

For Conversations with PNC Funds Shareholders – After Proxy Mailing

Purpose of the call: to confirm you have received the proxy materials for the special meeting of shareholders of PNC Funds scheduled for November 5, 2019. The Board of Trustees of PNC Funds (the “Board”) has approved a proposed reorganization where each PNC Fund will reorganize into a corresponding Federated fund with [generally substantially similar investment objectives and strategies] [EXCEPT if a shareholder of PNC Multi-Factor Large Cap Value Fund: “generally similar investment objectives and strategies”]. Each of the PNC Funds are required to obtain shareholders’ votes for the proposed reorganization. As a shareholder of record as of August 7, 2019, you have a right to vote on the proposed reorganization.

If the reorganization is approved, your investment in [their Fund and Share class of their investment in PNC Funds] will be reorganized into [use the chart below to indicate how their investment(s) will reorganize into the applicable Federated Fund]:

If you own shares of:	You will receive shares of:
PNC Emerging Markets Equity Fund* Class A Class I Class R6	Federated Emerging Markets Equity Fund Institutional Shares Institutional Shares Institutional Shares

PNC International Equity Fund Class A Class C Class I Class R6	Federated International Equity Fund Class A Class C Institutional Shares Class R6

PNC International Growth Fund* Class A Class I Class R6	Federated International Growth Fund Institutional Shares Institutional Shares Institutional Shares

PNC Multi-Factor Large Cap Value Fund Class A Class C Class I	Federated MDT Large Cap Value Fund Class A Class C Institutional Shares

PNC Intermediate Tax Exempt Bond Fund Class A Class C Class I	Federated Intermediate Municipal Trust Service Shares Service Shares Institutional Shares
PNC Tax Exempt Limited Maturity Bond Fund Class A Class I	Federated Short-Intermediate Duration Municipal Trust Service Shares Institutional Shares
PNC Balanced Allocation Fund Class A Class C Class I	Federated MDT Balanced Fund Class A Class C Institutional Shares
PNC Multi-Factor All Cap Fund Class A Class C Class I	Federated MDT All Cap Core Fund Class A Class C Institutional Shares
PNC Multi-Factor Large Cap Growth Fund Class A Class C Class I	Federated MDT Large Cap Growth Fund Class A Class C Institutional Shares
PNC Multi-Factor Small Cap Growth Fund Class A Class C Class I Class R6	Federated MDT Small Cap Growth Fund Class A Class C Institutional Shares Class R6
PNC Multi-Factor Small Cap Core Fund Class A Class C Class I Class R6	Federated MDT Small Cap Core Fund Class A Class C Institutional Shares Class R6
PNC Multi-Factor Small Cap Value Fund Class A Class C Class I	Federated MDT Small Cap Core Fund Class A Class C Institutional Shares
PNC Small Cap Fund Class A Class C Class I	Federated MDT Small Cap Core Fund Class A Class C Institutional Shares
PNC Government Money Market Fund Class A Advisor Class Class I	Federated Government Obligations Fund Service Shares Capital Shares Select Shares
PNC Treasury Money Market Fund Class A Class I	Federated U.S. Treasury Cash Reserves Service Shares Institutional Shares
PNC Treasury Plus Money Market Fund Institutional Shares Advisor Shares Service Shares	Federated Treasury Obligations Fund Institutional Shares Capital Shares Service Shares
PNC Total Return Advantage Fund Class A Class I	Federated Total Return Bond Fund Service Shares Institutional Shares
PNC Ultra Short Bond Fund Class A Class I	Federated Ultrashort Bond Fund Institutional Shares Institutional Shares

*Prior to the consummation of the reorganization, all shares of Class A and Class R6 of the PNC Fund will be converted into Class I of the same PNC Fund. Class I shares of the PNC Fund will then be exchanged for Institutional Shares of the corresponding Federated Fund.

[if a shareholder of PNC Multi-Factor Large Cap Value Fund:]

After the Reorganization, shareholders of each PNC Fund (as shareholders of its corresponding Federated Fund) will have the opportunity to: 1) continue to pursue a generally similar investment strategy through a reorganization expected to be tax-free of the PNC Fund into a comparable Federated Fund; (2) remain part of a larger family of mutual funds managed by investment advisers that have extensive investment management resources and experience; and (3) invest in a Federated Fund that is larger than the applicable PNC Fund, which could provide benefits to shareholders.

[if a shareholder of PNC Emerging Markets Equity Fund, PNC International Equity Fund, or PNC International Growth Fund:]

After the Reorganization, shareholders of each PNC Fund (as shareholders of its corresponding Federated Fund) will have the opportunity to: 1) continue to pursue a generally substantially similar investment strategy through a reorganization expected to be tax-free of the PNC Fund into a comparable Federated Fund; and (2) remain part of a larger family of mutual funds managed by investment advisers that have extensive investment management resources and experience.

[all other funds:]

After the Reorganization, shareholders of each PNC Fund (as shareholders of its corresponding Federated Fund) will have the opportunity to: 1) continue to pursue a generally substantially similar investment strategy through a reorganization expected to be tax-free of the PNC Fund into a comparable Federated Fund; (2) remain part of a larger family of mutual funds managed by investment advisers that have extensive investment management resources and experience; and (3) invest in a Federated Fund that is larger than the applicable PNC Fund, which could provide benefits to shareholders.

The Board is soliciting proxies in connection with the reorganizations and recommends that you vote in favor of each proposed reorganization because it believes that each reorganization is in the best interests of each PNC Fund.

Voting only takes a few minutes and your vote is very important. We recommend that you read the Prospectus/Proxy Statement in its entirety; the explanation will help you decide on the vote. Please sign, date and promptly mail your proxy card in the postage-paid envelope provided. Internet and telephone voting are also available. To vote over the Internet please follow the instructions provided in the proxy materials. If you have any questions, would like to vote over the telephone or need new proxy materials, call toll-free at 855-486-7907 and a proxy voting specialist will assist you. Specialists are available Monday through Friday, 9AM to 10PM. Thank you in advance for your vote.

FAQs

Why am I being asked to vote?

The PNC Funds are required to obtain shareholders’ votes for the proposed reorganization described in the Prospectus/Proxy Statement. As a shareholder of record as of August 7, 2019, you have a right to vote on this proposal, and we urge you to do so at your earliest convenience. A prompt response will save the expense of additional follow-up mailings and solicitations.

What is the proposal?

It is proposed that each PNC Fund reorganize into a corresponding Federated fund with [generally substantially similar investment objectives and strategies [EXCEPT if a shareholder of PNC Multi-Factor Large Cap Value Fund: “generally similar investment objectives and strategies”] as more thoroughly described in the Prospectus/Proxy Statement.

What is the recommendation of the PNC Funds Boards of Trustees?

After careful consideration, the Board has unanimously approved this proposal with respect to each PNC Fund. The Board recommends that you read the Prospectus/Proxy Statement carefully and vote FOR the proposal.

Why has the PNC Funds Board of Trustees recommended that I vote in favor of the Reorganizations?

•	The Board recommends you vote in favor of the proposal because it believes that each Reorganization is in the best interests of each PNC Fund.
•	After the Reorganization, shareholders of each PNC Fund (as shareholders of its corresponding Federated Fund) will have the opportunity to: 1) continue to pursue a [generally substantially similar investment strategy [EXCEPT if a shareholder of PNC Multi-Factor Large Cap Value Fund: “generally similar investment strategy”] through a reorganization expected to be tax-free of the PNC Fund into a comparable Federated Fund; (2) remain part of a larger family of mutual funds managed by investment advisers that have extensive investment management resources and experience; and [Not applicable for PNC Emerging Markets Equity Fund, PNC International Equity Fund, or PNC International Growth Fund] [(3) invest in a Federated Fund that is larger than the applicable PNC Fund, which could provide benefits to shareholders.]

How will the Reorganizations affect my investment?

Each reorganization is expected to be a tax-free reorganization. However, each PNC Fund will (or, in the case of PNC Emerging Markets Equity Fund, PNC International Equity Fund and PNC International Growth Fund, may, but is not required to) distribute any undistributed income and realized capital gains accumulated prior to the Reorganization to its shareholders. These distributions, if any, will be taxable to an individual investor.

You will receive a number of shares of the corresponding surviving Federated Fund based on the net asset value of the PNC Fund shares that you own at the time of the reorganization. The cash value of your investment is not expected to change materially as a result of the reorganization and you will not have to pay any sales charge in connection with the transfer of your assets. Each PNC Fund will distribute any undistributed income and realized capital gains accumulated prior to the reorganization to its shareholders. These distributions, if any, will be taxable.

When will the Reorganizations occur?

Assuming shareholder approval is obtained, each reorganization is currently expected to occur after the close of business on or about November 15, 2019.

Who will pay for the Reorganizations?

The PNC Funds and the Federated Funds do not expect to bear any reorganization expenses associated with their participation in the reorganizations, except (i) the Federated Funds will bear expenses, if any, associated with the qualification of shares of the Federated Funds for sale in the various states; and (ii) to the extent that any transition of portfolio securities is required in connection with the reorganizations, a Fund may incur transaction expenses associated with the transfer or sale and purchase of portfolio securities.

What should I do in connection with the Reorganizations?

Please vote your shares today. If the reorganization for your PNC Fund is approved and consummated, you will receive shares of the corresponding Federated Fund. Please do not attempt to make the exchange yourself.

How do I vote?

There are several ways in which you can cast your vote:

•	Online: Through www.proxyvote.com and follow the instructions on the website;
•	Telephone: 1-800-690-6903, read the Proxy Statement and your Proxy Card at hand;
•	Mail: Complete and return the ballot via in the postage paid envelope included in the mailing; or
•	In person: At the meeting to be held on November 5, 2019

Whom do I call if I have questions about this Prospectus/Proxy Statement?

Please don’t hesitate to contact your Investment Professional or call PNC Funds toll-free at 1-800-622-3863 or the proxy solicitor toll-free at 855-486-7907.

Why did I receive more than one prospectus/proxy statement?

The proposed reorganizations involve 18 mutual funds that are grouped together across four similar Prospectus/Proxy Statements that are applicable to the shareholders of the funds specified in the Prospectus/Proxy Statements. Shareholders of each PNC Fund are voting on a similar proposal that involves the applicable PNC Fund reorganizing into a corresponding fund in the Federated family of funds, as described in separate prospectuses/proxy statements. Accordingly, if you own shares of more than one PNC Fund, you may receive more than one Prospectus/Proxy Statement.

How should I vote?

I’m not authorized to advise you how to vote, but I can tell you that the Board recommends you vote in favor of the proposal because it believes that each Reorganization is in the best interests of each PNC Fund.

I already sold my PNC Funds shares. Am I still eligible to vote?

Yes, if you were a shareholder of record on August 7, 2019, you’re eligible to vote in the upcoming shareholder meeting. Shareholder voting is important and your vote can help avoid the expense of additional follow-up mailings and solicitations.

For Conversations with Financial Intermediaries

Summary

If you have clients invested in the PNC Funds, they should have received or will shortly receive a proxy to approve a proposed reorganization transaction between PNC Funds and Federated funds if the client was a shareholder of record as of August 7, 2019. Please encourage the shareholders to exercise their right to vote.

Details about the Proxy

The purpose of the proposal is to obtain shareholder approval of a proposed reorganization where each PNC Fund will reorganize into a corresponding Federated fund. Each of the PNC Funds are required to obtain shareholders’ votes for the proposed reorganization at a shareholder meeting scheduled for November 5, 2019. Assuming shareholder approval is obtained, each reorganization is currently expected to occur after the close of business on or about November 15, 2019.

If the plan of reorganization is approved, each share class of the PNC Funds will be reorganized into a corresponding fund and share class in the Federated family of funds. After the reorganization, shareholders of each PNC Fund (as shareholders of its corresponding Federated Fund) will have the opportunity to: 1) continue to pursue an investment strategy that is at least generally similar through a reorganization expected to be tax-free of the PNC Fund into a comparable Federated Fund; (2) remain part of a larger family of mutual funds managed by investment advisers that have extensive investment management resources and experience; and [Not applicable for PNC Emerging Markets Equity Fund, PNC International Equity Fund, or PNC International Growth Fund] [(3) invest in a Federated Fund that is larger than the applicable PNC Fund, which could provide benefits to shareholders.]

The Board recommends in favor of the proposal because it believes that each Reorganization is in the best interests of each PNC Fund.

What Clients Should Expect

Shareholders of the PNC Funds have received or will receive one or more proxy statements, which will be mailed September 27, 2019. This proxy statement will include details regarding the proposed reorganizations, including potential benefits, rationale for the transaction, and comparisons of fees, investment risks, and strategies and investment objectives. Clients may receive multiple reminder mailings through the solicitation period and those who are non-objecting beneficial owners may also receive phone call from Broadridge as proxy solicitor if necessary.

Financial Intermediary Role in the Process

Clients may contact you with questions regarding the proxy or the proposed reorganization. We would ask that you encourage clients to review the materials carefully and to vote their shares to ensure their voice is heard in this important transaction.

FAQs

Why am I being asked to vote?

The PNC Funds are required to obtain shareholders’ votes for the proposed reorganization described in the Prospectus/Proxy Statement. As a shareholder of record as of August 7, 2019, you have a right to vote on this proposal, and we urge you to do so at your earliest convenience. A prompt response will save the expense of additional follow-up mailings and solicitations.

What is the proposal?

It is proposed that each PNC Fund reorganize into a corresponding Federated fund with [generally substantially similar investment objectives and strategies [EXCEPT if a shareholder of PNC Multi-Factor Large Cap Value Fund: “generally similar investment objectives and strategies”] as more thoroughly described in the Prospectus/Proxy Statement.

What is the recommendation of the PNC Funds Boards of Trustees?

After careful consideration, the Board has unanimously approved this proposal with respect to each PNC Fund. The Board recommends that you read the Prospectus /Proxy Statement carefully and vote FOR the proposal.

Why has the PNC Funds Board of Trustees recommended that I vote in favor of the Reorganizations?

•	The Board recommends you vote in favor of the proposal because it believes that each Reorganization is in the best interests of each PNC Fund.
•	After the Reorganization, shareholders of each PNC Fund (as shareholders of its corresponding Federated Fund) will have the opportunity to: 1) continue to pursue a [generally substantially similar investment strategy [EXCEPT if a shareholder of PNC Multi-Factor Large Cap Value Fund: “generally similar investment strategy”] through a reorganization expected to be tax-free of the PNC Fund into a comparable Federated Fund; (2) remain part of a larger family of mutual funds managed by investment advisers that have extensive investment management resources and experience; and [Not applicable for PNC Emerging Markets Equity Fund, PNC International Equity Fund, or PNC International Growth Fund] [(3) invest in a Federated Fund that is larger than the applicable PNC Fund, which could provide benefits to shareholders.]

How will the Reorganizations affect my investment?

Each reorganization is expected to be a tax-free reorganization. However, each PNC Fund will (or, in the case of PNC Emerging Markets Equity Fund, PNC International Equity Fund and PNC International Growth Fund, may, but is not required to) distribute any undistributed income and realized capital gains accumulated prior to the Reorganization to its shareholders. These distributions, if any, will be taxable to an individual investor.

You will receive a number of shares of the corresponding surviving Federated Fund based on the net asset value of the PNC Fund shares that you own at the time of the reorganization. The cash value of your investment is not expected to change materially as a result of the reorganization and you will not have to pay any sales charge in connection with the transfer of your assets. Each PNC Fund will distribute any undistributed income and realized capital gains accumulated prior to the reorganization to its shareholders. These distributions, if any, will be taxable.

When will the Reorganizations occur?

Assuming shareholder approval is obtained, each reorganization is currently expected to occur after the close of business on or about November 15, 2019.

Who will pay for the Reorganizations?

The PNC Funds and the Federated Funds do not expect to bear any reorganization expenses associated with their participation in the reorganizations, except (i) the Federated Funds will bear expenses, if any, associated with the qualification of shares of the Federated Funds for sale in the various states; and (ii) to the extent that any transition of portfolio securities is required in connection with the reorganizations, a Fund may incur transaction expenses associated with the transfer or sale and purchase of portfolio securities.

What should I do in connection with the Reorganizations?

Please vote your shares today. If the reorganization for your PNC Fund is approved and consummated, you will receive shares of the corresponding Federated Fund. Please do not attempt to make the exchange yourself.

How do I vote?

There are several ways in which you can cast your vote:

•	Online: Through www.proxyvote.com and follow the instructions on the website;
•	Telephone: 1-800-690-6903, read the Proxy Statement and your Proxy Card at hand;
•	Mail: Complete and return the ballot via in the postage paid envelope included in the mailing; or
•	In person: At the meeting to be held on November 5, 2019

Whom do I call if I have questions about this Prospectus/Proxy Statement?

Please don’t hesitate to contact your Investment Professional or call PNC Funds toll-free at 1-800-622-3863 or the proxy solicitor toll-free at 855-486-7907.

Why did I receive more than one prospectus/proxy statement?

The proposed reorganizations involve 18 mutual funds that are grouped together across four similar Prospectus/Proxy Statements that are applicable to the shareholders of the funds specified in the Prospectus/Proxy Statements. Shareholders of each PNC Fund are voting on a similar proposal that involves the applicable PNC Fund reorganizing into a corresponding fund in the Federated family of funds, as described in separate prospectuses/proxy statements. Accordingly, if you own shares of more than one PNC Fund, you may receive more than one Prospectus/Proxy Statement.

How should I vote?

I’m not authorized to advise you how to vote, but I can tell you that the Board recommends you vote in favor of the proposal because it believes that each Reorganization is in the best interests of each PNC Fund.

I already sold my PNC Funds shares. Am I still eligible to vote?

Yes, if you were a shareholder of record on August 7, 2019, you’re eligible to vote in the upcoming shareholder meeting. Shareholder voting is important and your vote can help avoid the expense of additional follow-up mailings and solicitations.

Important information

Regarding your account ending in XXXX

September [xx], 2019

Name

Address

Address

As of August 7, 2019, you were a shareholder in PNC Funds through your investment account with PNC Investments. We are writing to inform you that Federated Investors, Inc. (“Federated”) and PNC Capital Advisers, LLC (“PCA”), investment adviser to PNC Funds, reached an agreement for Federated to acquire certain components of PCA’s business. As a result, it is being proposed that each of the PNC Funds be merged into a corresponding Federated Fund or a newly created Federated Fund. The Board of Trustees of PNC Funds recently approved each of the proposed reorganizations, which are subject to a number of conditions including shareholder approval.

You will receive additional information on or before October 7, 2019. Details about the proposed fund reorganizations will be included in the proxy statement, and you should read the proxy materials carefully.

PNC Investments encourages you to exercise your rights as a shareholder of PNC Funds by voting your shares. You will be able to cast your vote online, by telephone, mail or in-person.

If you have any questions, please contact your PNC Investments Financial Advisor or the PNC Investments Customer Support Line at 800-565-5723.

Sincerely,

PNC Investments LLC

* * *

About Federated Investors, Inc.

Federated Investors, Inc. is a leading global investment manager with $500 billion in assets under management as of June 30, 2019. Federated manages 129 equity, fixed-income, alternative/private markets, multi-asset and money market funds and a range of separately managed account strategies. Federated provides comprehensive investment management to approximately 9,500 institutions and intermediaries, our clients include corporations, government entities, insurance companies, foundations and endowments, banks and broker/dealers. Federated is headquartered in Pittsburgh, PA and has nearly 1,900 employees in New York, Boston, London and several other offices worldwide.

PNC FUNDS

PNC FUNDS

Special Meeting of Shareholders

TO BE HELD ON NOVEMBER 5, 2019

YOUR VOTE IS IMPORTANT!

Dear Shareholder:

The Special Meeting of PNC Shareholders will be held on November 5, 2019. At this meeting, shareholders will be asked to vote on a proposal for reorganization which directly affects your investment in the PNC Funds. For more information on this proposal and board recommendations, please refer to the proxy statement previously mailed to you.

The Board of Trustees unanimously recommends that you vote in favor of the proposal and believes the proposal is in the best interests of the PNC Funds.

Please cast your vote today by using one of the methods outlined below:

1.	Speak with a LIVE REPRESENTATIVE by calling toll-free to 1-855-486-7907. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

2.	Vote by phone on a touchtone line by calling the toll free number listed on your proxy card. Please have your proxy card/voting instruction form available at the time of your call.

3.	Vote online by going to www.proxyvote.com and entering the control number located on your proxy card/voting instruction form.

PLEASE VOTE NOW

THANK YOU!